Zurich Advantage III

Supplement dated August 14, 2023

to the

Prospectus dated May 1, 2023

Issued By

Zurich American Life Insurance Company

through its

ZALICO Variable Annuity Separate Account

Effective immediately, the current net expense for the American Century VP Value Fund is revised from 0.73% to 0.71%. In your prospectus, under the section “Appendix A Portfolios Available Under the Contract,” the information in the table for the American Century VP Value Fund is deleted and replaced with the following:

Portfolio Objective	Portfolio Name Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of December 31, 2022)
			1 Year	5 Year	10 Year
Seeks long-term capital growth. Income is a secondary objective.	American Century VP Value Fund – Class I (1) Advised by American Century Investment Management, Inc.	0.71%	0.54%	7.85%	10.59%

(1)	This Portfolio’s annual expenses reflect temporary fee reductions pursuant to an expense reimbursement or fee waiver arrangement.

This Supplement Should Be Retained with Your Prospectus for Future Reference.

ADVIII_081423